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                                              Execution Copy

            RESALE REGISTRATION RIGHTS AGREEMENT


                            among


                   CV THERAPEUTICS, INC.,



                    MERRILL LYNCH & CO.,
     MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
                J.P. MORGAN SECURITIES INC.,
           FLEETBOSTON ROBERTSON STEPHENS INC. and
               SG COWEN SECURITIES CORPORATION



                     Dated March 7, 2000


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     Resale Registration Rights Agreement (this
"Agreement"), dated March 7, 2000, among CV Therapeutics, Inc., a Delaware corporation (together with any successor entity, the "Issuer"), Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), J.P. Morgan Securities Inc., FleetBoston Robertson Stephens Inc., and SG Cowen Securities Corporation (collectively, the "Initial Purchasers").

     Pursuant to the Purchase Agreement, dated March 1, 2000, between the Issuer and the Initial Purchasers (the "Purchase Agreement"), the Initial Purchasers have agreed to purchase from the Issuer up to $175,000,000 ($201,250,000 if the Initial Purchasers exercise the over-allotment option in full) in aggregate principal amount of 4_% Convertible Subordinated Notes due 2007 (the "Notes"). The Notes will be convertible into fully paid, nonassessable common stock, par value $.001 per share, of the Issuer (the "Common Stock") on the terms, and subject to the conditions, set forth in the Indenture (as defined herein). To induce the Initial Purchasers to purchase the Notes, the Issuer has agreed to provide the registration rights set forth in this Agreement pursuant to the Purchase Agreement.

     The parties hereby agree as follows:

     1. Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

     Advice:  As defined in Section 4(c)(ii) hereof.

     Business Day: A day other than a Saturday or Sunday or any federal holiday in the United States.

     Commission:  Securities and Exchange Commission.

     Common Stock:  As defined in the preamble hereto.

     Damages Payment Date: Each Interest Payment Date. For purposes of this Agreement, if no Notes are outstanding, "Damages Payment Date" shall mean each March 7 and
September 7.

     Effectiveness Period: As defined in Section 2(a)(iii) hereof.

     Effectiveness Target Date:  As defined in Section
2(a)(ii) hereof.

     Exchange Act: Securities Exchange Act of 1934, as amended.

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     Holder:  A Person who owns, beneficially or otherwise,
Transfer Restricted Securities.

     Indenture: The Indenture, dated as of March 7, 2000, between the Issuer and Norwest Bank, Minnesota, N.A., as trustee, pursuant to which the Notes are to be issued, as such Indenture is amended, modified or supplemented from time to time in accordance with the terms thereof.

     Initial Purchasers:  As defined in the preamble hereto.

     Interest Payment Date:  As defined in the Indenture.

     Issuer:  As defined in the preamble hereto.

     Liquidated Damages:  As defined in Section 3(a) hereof.

     Majority of Holders: Holders holding over 50% of the aggregate principal amount of Notes outstanding; provided that, for purpose of this definition, a holder of shares of Common Stock which constitute Transfer Restricted Securities and were issued upon conversion of the Notes shall be deemed to hold an aggregate principal amount of Notes (in addition to the aggregate principal amount of Notes held by such holder) equal to the aggregate principal amount of Notes converted by such Holder into such shares of Common Stock.

     NASD:  National Association of Securities Dealers, Inc.

     Notes:  As defined in the preamble hereto.

     Person: An individual, partnership, corporation, unincorporated organization, trust, joint venture or a government or agency or political subdivision thereof.

     Prospectus:  The prospectus included in a Shelf
Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

     Questionnaire Deadline: As defined in Section 2(b) hereof.

     Record Holder: With respect to any Damages Payment Date, each Person who is a Holder on the record date with respect to the Interest Payment Date on which such Damages Payment Date shall occur. In the case of a Holder of shares of Common Stock issued upon conversion of the Notes, "Record Holder" shall mean each Person who is a

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Holder of shares of Common Stock which constitute Transfer Restricted
Securities on the February 20 or August 20 immediately preceding the Damages Payment Date.

     Registration Default: As defined in Section 3(a) hereof.

     Sale Notice:  As defined in Section 4(e) hereof.

     Securities Act:  Securities Act of 1933, as amended.

     Shelf Filing Deadline: As defined in Section 2(a)(i) hereof.

     Shelf Registration Statement:  As defined in Section
2(a)(i) hereof.

     Suspension Period: As defined in Section 4(b)(i) hereof.

     TIA: Trust Indenture Act of 1939, as in effect on the date the Indenture is qualified under the TIA.

     Transfer Restricted Securities: Each Note and each share of Common Stock issued upon conversion of Notes until the earlier of:

          (i) the date on which such Note or such share of Common Stock issued upon conversion has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement;

(ii) the date on which such Note or such share of Common Stock issued upon conversion is transferred in compliance with Rule 144 under the Securities Act or may be sold or transferred pursuant to Rule 144(k) under the Securities Act (or any other similar provision then in force); or

(iii) the date on which such Note or such share of Common
Stock issued upon conversion ceases to be outstanding
(whether as a result of redemption, repurchase and cancellation, conversion or otherwise).

     Underwritten Registration or Underwritten Offering: A registration in which securities of the Issuer are sold to an underwriter for reoffering to the public.

     2. Shelf Registration.

     (a)   The Issuer shall:

          (i)   not later than 90 days after the date hereof (the
     "Shelf Filing Deadline"), cause to be filed a registration statement pursuant to Rule 415 under

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     the Securities Act (the "Shelf Registration Statement"), which Shelf
     Registration Statement shall provide for resales of all Transfer Restricted Securities held by Holders that have provided the information required pursuant to the terms of Section 2(b) hereof;

(ii) use its best efforts to cause the Shelf Registration Statement to be declared effective by the Commission as promptly as practicable, but in no event later than 150 days after the date hereof (the "Effectiveness Target Date"); and

(iii) use its best efforts to keep the Shelf Registration
Statement continuously effective, supplemented and amended as required by the provisions of Section 4(b) hereof to the extent necessary to ensure that (A) it is available for resales by the Holders of Transfer Restricted Securities entitled to the benefit of this Agreement and (B) conforms with the requirements of this Agreement and the Securities
Act and the rules and regulations of the Commission promulgated thereunder as announced from time to time for a period (the "Effectiveness Period") of:

               (1) two years following the last date of original issuance of Notes; or

(2) such shorter period that will terminate when (x) all of the Holders of Transfer Restricted Securities are able to sell all Transfer Restricted Securities immediately without restriction pursuant to Rule 144(k) under the Securities Act or any successor rule thereto, (y) when all Transfer Restricted Securities have ceased to be outstanding (whether as a result of redemption, repurchase and cancellation, conversion or otherwise) or (z) all Transfer Restricted Securities registered under the Shelf Registration Statement have been sold.

     (b) No Holder may include any of its Transfer Restricted Securities in the Shelf Registration Statement pursuant to this Agreement unless such Holder furnishes to the Issuer in writing, prior to or on the 20th Business Day after receipt of a request therefor (the "Questionnaire Deadline"), [such information as the Issuer may reasonably request, including] the information specified in the form of questionnaire attached hereto as Exhibit A, for use in connection with the Shelf Registration Statement or the Prospectus or preliminary Prospectus included therein and in any application to be filed with or under state securities laws. [In connection with all such requests for information from Holders in addition to that set forth in Exhibit A, the Issuer shall notify such Holders of the requirements set forth in the preceding sentence.] No Holder shall be entitled to Liquidated Damages pursuant to Section 3 hereof unless such Holder shall have provided all such requested information prior to or on the Questionnaire Deadline.

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     3. Liquidated Damages.

     (a)   If:

          (i) the Shelf Registration Statement is not filed with the Commission prior to or on the Shelf Filing Deadline;

(ii) the Shelf Registration Statement has not been declared effective by the Commission prior to or on the Effective
Target Date;

(iii) subject to the provisions of Section 4(b)(i) hereof, the Shelf Registration Statement is filed and declared effective but, during the Effectiveness Period, shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded within five Business Days by a post-effective amendment to the Shelf Registration Statement or a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act that cures such failure and, in the case of a post-effective amendment, is itself immediately declared effective; or

(iv) prior to or on the 45th or 60th day, as the case may be, of any Suspension Period, such suspension has not been terminated,

          (each such event referred to in foregoing clauses
          (i) through (iv), a "Registration Default"), the
          Issuer hereby agrees to pay liquidated damages
          ("Liquidated Damages") with respect to the Transfer Restricted Securities from and including the day following the Registration Default to but excluding the day on which the Registration
          Default has been cured:

               (A)   in respect of the Notes, to each holder of Notes,
          (x) with respect to the first 90-day period during which a Registration Default shall have occurred and be continuing, in an amount per year equal to an additional 0.25% of the principal amount of the Notes and (y) with respect to the period commencing on the 91st day following the day the Registration Default shall have occurred and be continuing, in an amount per year equal to an additional 0.50% of the principal amount of the Notes; provided that in no event shall Liquidated Damages accrue at a rate per year exceeding 0.50% of the principal amount of the Notes; and

(B) In respect of any shares of Common Stock, to each holder of shares of Common Stock issued upon conversion of Notes, (x) with respect to the first 90-day period in which a Registration Default shall have occurred and be continuing, in an amount per year equal to 0.25% of

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the principal amount of the converted Notes and (y) with respect to the period commencing the 91st day following the day the Registration Default shall have occurred and be continuing, in an amount per year equal to 0.50% of the principal amount of the converted Notes; provided that in no event shall Liquidated Damages accrue at a rate per year exceeding 0.50% of the principal amount of the converted Notes.

     (b) All accrued Liquidated Damages shall be paid in arrears to Record Holders by the Issuer on each Damages Payment Date by wire transfer of immediately available funds or by federal funds check. Following the cure of all Registration Defaults relating to any particular Note or share of Common Stock, the accrual of Liquidated Damages with respect to such Note or share of Common Stock will cease.

     All obligations of the Issuer set forth in this Section 3 that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Transfer Restricted Security shall have been satisfied in full.

     The Liquidated Damages set forth above shall be the exclusive monetary remedy available to the Holders for such Registration Default.

     4. Registration Procedures.

     (a) In connection with the Shelf Registration Statement, the Issuer shall comply with all the provisions of Section
4(b) hereof and shall use its best efforts to effect such registration to permit the resale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof, and pursuant thereto, shall as expeditiously as possible prepare and file with the Commission a Shelf Registration Statement relating to registration on any appropriate form under the Securities
Act.

(b) In connection with the Shelf Registration Statement and any Prospectus required by this Agreement to permit the resale of Transfer Restricted Securities, the Issuer shall:

          (i) Subject to any notice by the Issuer in accordance with this Section 4(b) of the existence of any fact or event of the kind described in Section 4(b)(iii)(D), use its best efforts to keep the Shelf Registration Statement continuous ly effective during the Effectiveness Period. Upon the occurrence of any event that would cause the Shelf
     Registration Statement or the Prospectus contained therein
     (A) to contain a material misstatement or omission or
     (B) not be effective and usable for resale of Transfer
     Restricted Securities during the Effectiveness Period, the
     Issuer shall file promptly an appropriate amendment to

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     the Shelf Registration Statement or a report filed with the
     Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its best efforts to cause any such amendment to be declared effective and the Shelf Registration Statement and the related Prospectus to become usable for their intended purposes as soon as practicable thereafter. Notwithstanding the foregoing, the Issuer may suspend the effectiveness of the Shelf Registration Statement by written notice to the Holders for a period not to exceed an aggregate of 45 days in any 90-day period (each such period, a "Suspension Period") if:

               (x)  an event occurs and is continuing as a
          result of which the Shelf Registration Statement would, in the Issuer's reasonable judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

               (y)  the Issuer reasonably determines that
          the disclosure of such event at such time would have a material adverse effect on the business of the Issuer (and its subsidiaries, if any, taken as a whole);

     provided that in the event the disclosure relates to a previously undisclosed proposed or pending material business transaction, the disclosure of which would impede the Issuer's ability to consummate such transaction, the Issuer may extend a Suspension Period from 45 days to 60 days; provided, however, that Suspension Periods shall not exceed an aggregate of 90 days in any 360-day period.

          (ii) Prepare and file with the Commission such post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement effective during the Effectiveness Period; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in the Shelf Registration Statement or Prospectus supplement.

(iii) Advise the selling Holders that have provided the information required by Section 4(d) of this Agreement, Merrill Lynch, as representative of the Initial Purchasers, and the underwriter(s), if any, promptly (but in any event within five Business Days) and, if requested by such Persons, confirm such advice in writing:

               (A) with respect to the Shelf Registration Statement or any post-effective amendment thereto, when the same has become effective, and when the Prospectus or any Prospectus supplement or post-effective amendment has been filed,

(B) of any request by the Commission for amendments to the Shelf Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto,

(C) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, or

(D) of the existence of any fact or the happening of any event, during the Effectiveness Period, that makes any statement of a material fact made in the Shelf Registration
Statement or the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Shelf Registration Statement or the Prospectus in order to make the statements therein not misleading.

     If at any time the Commission shall issue any stop order suspending the effectiveness of the Shelf Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Issuer shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

          (iv) Furnish to each of the selling Holders that have provided the information required by Section 4(d) of this Agreement, Merrill Lynch, as representative of the Initial Purchasers and each of the underwriter(s), if any, before filing with the Commission, a copy of the Shelf Registration Statement and copies of any Prospectus included therein or any amendments or supplements to the Shelf Registration Statement or Prospectus (other than documents incorporated by reference after the initial filing of the Shelf Registration

     Statement), which documents will be subject to the review of such Holders, Merrill Lynch as representative of the Initial Purchasers and underwriter(s), if any, for a period of at least ten Business Days, and the Issuer will not file any Shelf Registration Statement or Prospectus or any amendment or supplement to the Shelf Registration Statement or Prospectus (other than documents incorporated by reference) to which a selling Holder of Transfer Restricted Securities covered by the Shelf Registration Statement, Merrill Lynch, as representative of the Initial Purchasers, or the underwriter(s), if any, shall reasonably object within five Business Days after the receipt thereof. A selling Holder, Merrill Lynch, as representative of the Initial Purchasers, or underwriter, if any, shall be deemed to have reasonably objected to such filing if the Shelf Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission. Notwithstanding the foregoing, the Issuer shall not be required to furnish the selling Holders with any amendment or supplement to the Shelf Registration Statement or Prospectus filed solely to reflect changes to the amount of Notes held by any particular Holder at the request of such Holder or immaterial revisions to the information contained therein.

(v) If the selling Holders propose to make an underwritten public offering of the Transfer Restricted Securities, make available at reasonable times for inspection by one or more representatives of the selling Holders, designated in writing by a Majority of Holders whose Transfer Restricted Securities are included in the Shelf Registration Statement, any underwriter participating in any distribution pursuant to the Shelf Registration Statement and any attorney or accountant retained by such selling Holders or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of the Issuer as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the Issuer's officers, directors, managers and employees to supply all information reasonably requested by any such representative or representatives of the selling Holders, underwriter, attorney or accountant in connection with the Shelf Registration Statement after the filing thereof and before its effectiveness; provided, however, that any information designated by the Issuer as confidential at the time of delivery of such information shall be kept confidential by the recipient thereof.

(vi) If requested by any selling Holders, Merrill Lynch, as representative of the Initial Purchasers, or the underwriter(s), if any, promptly incorporate in the Shelf
Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders, Merrill Lynch, as representative of the Initial Purchasers, and such underwriter(s), if any, may reasonably request to have included therein, including, without limitation: (1)information relating to the "Plan of Distribution" of the Transfer Restricted Securities, (2) information with respect to the principal amount of Notes or number of shares of Common Stock being sold to such underwriter(s), (3) the purchase price being paid therefor and (4) any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as reasonably practicable after the Issuer is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment. Notwithstanding the foregoing, following the effective date of the Shelf Registration
Statement, the Issuer shall not be required to file more than one such supplement or post-effective amendment to reflect changes in the amount of Notes held by any particular Holder at the request of such Holder in any 30-day period.

(vii) Furnish to each selling Holder, Merrill Lynch, as representative of the Initial Purchasers, and each of the underwriter(s), if any, without charge, at least one copy of the Shelf Registration Statement, as first filed with the Commission, and of each amendment thereto (and any documents incorporated by reference therein or exhibits thereto (or exhibits incorporated in such exhibits by reference) as such Person may request).

(viii) Deliver to each selling Holder, Merrill Lynch, as representative of the Initial Purchasers, and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; subject to any notice by the Issuer in accordance with this Section 4(b) of the existence of any fact or event of the kind described in Section 4(b)(iii)(D), the Issuer hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto.

(ix) If an underwriting agreement is entered into and the registration is an Underwritten Registration, the Issuer shall:
               (A) upon request, furnish to each selling Holder and each underwriter, if any, in such substance and scope as they may reasonably request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of closing of any sale of Transfer Restricted
          Securities in an Underwritten Registration:

                    (1) a certificate, dated the date of such closing, signed by the Chief Financial Officer of the Issuer confirming, as of the date thereof, the matters set forth in Section 5(c) of the Purchase Agreement and such other matters as such parties may reasonably request;

(2) opinions, each dated the date of such closing, of counsel to the Issuer covering such of the matters set forth in the exhibits to the Purchase Agreement referred to in
Section 5(a) thereof as are customarily covered in legal opinions to underwriters in connection with primary underwritten offerings of securities; and

(3) customary comfort letters, dated the date of such closing, from the Issuer's independent certified public accountants (and from any other accountants whose report is contained or incorporated by reference in the Shelf
Registration Statement), in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with primary underwritten offerings of securities;

               (B) set forth in full in the underwriting agreement, if any, indemnification provisions and procedures which provide rights no less protective than those set forth in Section 6 hereof with respect to all parties to be indemnified; and

(C) deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the selling Holders pursuant to this clause (ix).

          (x) Before any public offering of Transfer Restricted Securities, cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders or underwriter(s), if any, may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that the Issuer shall not be required (A) to register or qualify as a foreign corporation or a dealer of securities where it is not now so qualified or to take any action that would subject it to the service of process in any jurisdiction where it is not now so subject or (B) to subject itself to taxation in any such jurisdiction if they are not now so subject.

(xi) Cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and, when issued to the purchasers of Transfer Restricted Securities pursuant to the Shelf Registration Statement, not bearing any restrictive legends (unless required by applicable securities laws); and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the selling Holders or the underwriter(s), if any, may request at least two Business Days before any sale of Transfer Restricted Securities made by the selling Holders or such underwriter(s).

(xii) Use its best efforts to cause the Transfer Restricted Securities covered by the Shelf Registration Statement to be registered with or approved by such other U.S. governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities.

(xiii) Subject to Section 4(b)(i) hereof, if any fact or event contemplated by Section 4(b)(iii)(D) hereof shall exist or have occurred, use its reasonable best efforts to prepare a supplement or post-effective amendment to the Shelf Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(xiv) Provide CUSIP numbers for all Transfer Restricted Securities not later than the effective date of the Shelf Registration Statement and provide the Trustee under the Indenture with certificates for the Notes that are in a form eligible for deposit with The Depository Trust Company.

(xv) Cooperate with respect to in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter that is required to be retained in accordance with the rules and regulations of the NASD.

(xvi) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and all reporting requirements under the rules and regulations of the Exchange Act.

(xvii) Cause the Indenture to be qualified under the TIA not later than the effective date of the Shelf Registration Statement required by this Agreement, and, in connection therewith, cooperate with the trustee and the holders of Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its best efforts to cause the trustee thereunder to execute all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner.

(xviii) Cause all Transfer Restricted Securities covered by the Shelf Registration Statement to be listed or quoted, as the case may be, on each securities exchange or automated quotation system on which similar securities issued by the Issuer are then listed or quoted.

(xix) Make available to each Holder upon written request each document filed with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange
Act after the effective date of the Shelf Registration
Statement.

(xx) If requested by the underwriters, make appropriate officers of the Issuer available to the underwriters for meetings with prospective purchasers of the Transfer Restricted Securities and prepare and present to potential investors customary "road show" material in a manner consistent with new issuances of other securities similar to the Transfer Restricted Securities.

(xxi) Use its best efforts to obtain a waiver from each person who would otherwise have the right to have securities of the Company (other than Transfer Restricted Securities) registered on the Shelf Registration Statement required by this Agreement. To the extent the Issuer does not receive such waivers, it will use its best efforts to obtain the consent of such persons from whom waivers are not obtained to file a separate registration statement with respect to all such other registrable securities, rather than include them in the Shelf Registration Statement and, upon receipt of such consent, to register such registrable securities in accordance therewith.

     (c)   Each Holder agrees by acquisition of a Transfer
Restricted Security that, upon receipt of any notice from the Issuer of the existence of any fact of the kind described in Section 4(b)(iii)(D) hereof, such Holder will, and will use its reasonable best efforts to cause any underwriter(s) in an Underwritten Offering to, forthwith discontinue disposition of Transfer Restricted Securities pursuant to the Shelf Registration Statement until:

          (i) such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 4(b)(xiii) hereof; or

(ii) such Holder is advised in writing (the "Advice") by the Issuer that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus.

If so directed by the Issuer, each Holder will deliver to the Issuer (at the Issuer's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice of suspension.

     (d) Each Holder who intends to be named as a selling Holder in the Shelf Registration Statement shall furnish to the Issuer in writing, prior to or on the 20th Business Day after receipt of a request therefor as set forth in a questionnaire, such information regarding such Holder and the proposed distribution by such Holder of its Transfer Restricted Securities as the Issuer may reasonably request for use in connection with the Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. (The form of the questionnaire is attached hereto as Exhibit A.) Holders that do not complete the questionnaire and deliver it to the Issuer shall not be named as selling securityholders in the Prospectus or preliminary Prospectus included in the Shelf Registration Statement and therefore shall not be permitted to sell any Transfer Restricted Securities pursuant to the Shelf Registration Statement. Each Holder who intends to be named as a selling Holder in the Shelf Registration Statement shall promptly furnish to the Issuer in writing such other information as the Issuer may from time to time reasonably request in writing. Each Holder as to which the Shelf Registration Statement is being effected agrees to furnish promptly to the Issuer all information required to be disclosed in order to make information previously furnished to the Issuer by such Holder not materially misleading.

(e)   Upon the effectiveness of the Shelf Registration
Statement, each Holder shall notify the Issuer at least three Business Days prior to any intended distribution of Transfer Restricted Securities pursuant to the Shelf
Registration Statement (a "Sale Notice"). Each Holder of this Security, by accepting the same, agrees to hold any communication by the Issuer in response to a Sale Notice in confidence.

     5. Registration Expenses.

     (a) All expenses incident to the Issuer's performance of or compliance with this Agreement shall be borne by the Issuer regardless of whether a Shelf Registration Statement becomes effective, including, without limitation:

          (i)   all registration and filing fees and expenses
     (including filings made by any Initial Purchasers, Holders or underwriters with the NASD);

(ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws;

(iii) all expenses of printing (including printing of Prospectuses and certificates for the Common Stock to be issued upon conversion of the Notes), messenger and delivery services and telephone;

(iv) all fees and disbursements of counsel to the Issuer and, subject to Section 5(b) below, the Holders of Transfer
Restricted Securities;

(v) all application and filing fees in connection with listing (or authorizing for quotation) the Common Stock on a national securities exchange or automated quotation system pursuant to the requirements hereof; and

(vi) all fees and disbursements of independent certified public accountants of the Issuer (including the expenses of any special audit and comfort letters required by or incident to such performance).

     The Issuer shall bear its internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal, accounting or other duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Issuer.

     (b)   In connection with the review of the Shelf
Registration Statement and other documents referred to in this Agreement, the Issuer shall, against a reasonably detailed invoice therefor, reimburse Merrill Lynch, on behalf of the Initial Purchasers, and the Holders of Transfer Restricted Securities being registered pursuant to the Shelf Registration Statement, for the reasonable fees and disbursements of not more than one counsel, which shall be Debevoise & Plimpton, or such other counsel as may be chosen by a Majority of Holders for whose benefit the Shelf
Registration Statement is being prepared.

     6. Indemnification and Contribution.

     (a) The Issuer agrees to indemnify and hold harmless each Initial Purchaser, each Holder whose securities are included in a Shelf Registration Statement, each Person who participates as an underwriter (any such Person being an "Underwriter") and each Person, if any, who controls any Initial Purchaser, Holder or Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in such Shelf Registration Statement (or any amendment thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Issuer; and

(iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by any indemnified party), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Issuer by the Initial Purchasers, such Holder or such Underwriter expressly for use in a Shelf Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

     (b)   Each Holder whose securities are included in a Shelf
Registration Statement, severally but not jointly, agrees to indemnify and hold harmless the Issuer, the Initial
Purchasers, each Underwriter and the other selling Holders and each Person, if any, who controls the Issuer, the Initial Purchasers, any Underwriter or any other selling
Holder within the meaning of Section 15 of the Securities
Act or Section 20 of the Exchange Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 6(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in such Shelf Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information with respect to such Holder furnished to the Issuer by such Holder expressly for use in such Shelf Registration
Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto); provided, however, that no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Transfer Restricted Securities pursuant to such Shelf Registration Statement.

(c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement; provided that an indemnifying party shall not be liable for any such settlement if such indemnifying party (1) reimburses such indemnified party in accordance with such request for the amount of such fees and expenses of such counsel as the indemnifying party believes in good faith to be reasonable and (2) provides written notice to the indemnified party and the indemnifying party disputes in good faith the reasonable ness of the unpaid balance of such fees and expenses.

(e) If the indemnification provided for in this Section 6 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer from the offering and sale of the Transfer Restricted Securities on the one hand and a Holder with respect to the sale by the Holder of the Transfer Restricted Securities on the other hand; or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Issuer on the one hand and a Holder on the other hand with respect to such offering and such sale shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased under the Purchase Agreement (before deducting expenses) received by the Issuer, as set forth on the table of the Offering Memorandum dated March 1, 2000 relating to the Notes on the one hand bear to the total net proceeds received by such Holder with respect to its sale of Transfer Restricted Securities on the other. The relative fault of the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or parties on the one hand or the indemnified party or parties on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 6. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 6 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 6, no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Transfer Restricted Securities purchased by it were resold exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. The Holders' obligations to contribute as provided in this
Section 6(e) are several and not joint.

     No Person guilty of fraudulent misrepresentation
(within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 6, each Person, if any, who controls an Initial Purchaser, a Holder or an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Initial Purchaser, such Holder or such Underwriter, and each director of the Issuer, and each Person, if any, who controls the Issuer within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act shall have the same rights to contribution as the Issuer.

     7. Rule 144A.  In the event the Issuer is not subject to
Section 13 or 15(d) of the Exchange Act, the Issuer hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

8. Participation in Underwritten Registrations. No Holder may participate in any Underwritten Registration hereunder unless such Holder:

          (i)   agrees to sell such Holder's Transfer Restricted
     Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and

(ii) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

     9. Selection of Underwriters. The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by a Majority of Holders whose Transfer Restricted Securities are included in such offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Issuer.

     10.   Miscellaneous.

     (a) Remedies. The Issuer acknowledges and agrees that any failure by the Issuer to comply with its obligations under
Section 2 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Issuer's obligations under Section
2 hereof. The Issuer further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(b) Adjustments Affecting Transfer Restricted Securities. The Issuer shall not, directly or indirectly, take any action with respect to the Transfer Restricted Securities as a class that would adversely affect the ability of the Holders to include such Transfer Restricted Securities in a registration undertaken pursuant to this Agreement.

(c) No Inconsistent Agreements. The Issuer will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. In addition, the Issuer shall not, on or after the date hereof, grant to any of its security holders (other than the holders of Transfer Restricted Securities in such capacity) the right to include any of its securities in the Shelf Registration Statement provided for in this Agreement other than the Transfer Restricted Securities. Except as disclosed in the Offering Memorandum dated March 1, 2000 relating to the Notes, the Issuer has not previously entered into any agreement (which has not expired or been terminated) granting any registration rights with respect to its securities to any Person which rights conflict with the provisions hereof.

(d) Amendments and Waivers. This Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, unless the Issuer has obtained the written consent of a Majority of Holders.

(e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

          (i) if to a Holder, at the address set forth on the records of the registrar under the Indenture or the transfer agent of the Common Stock, as the case may be; and

          (ii)  if to the Issuer:

          CV Therapeutics, Inc.
          3172 Porter Drive
          Palo Alto, California 94304
          Attention:  Daniel K. Spiegelman

                  With a copy to:

               Cooley Godward LLP
               Five Palo Alto Square
               3000 El Camino Real
               Palo Alto, CA  94306-2155
               Attention:  Alan Mendelson

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

     (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that (i) this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder and
(ii) nothing contained herein shall be deemed to permit any assignment, transfer or other disposition of Transfer
Restricted Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Transfer

Restricted Securities, in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement.

(g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(h) Securities Held by the Issuer or Their Affiliates. Whenever the consent or approval of Holders of a specified percentage of Transfer Restricted Securities is required hereunder, Transfer Restricted Securities held by the Issuer or its "affiliates" (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(i) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(j) Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, without regard to conflict of laws principles thereof.

(k) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(l) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Issuer with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                         CV THERAPEUTICS, INC.



                         By_________________________________
                                Name:
                                Title:

                         MERRILL LYNCH, PIERCE, FENNER &
                         SMITH
                                  INCORPORATED
                         J.P. MORGAN SECURITIES INC.
                         FLEETBOSTON ROBERTSON STEPHENS INC.
                         SG COWEN SECURITIES CORPORATION

                         By: Merrill Lynch, Pierce, Fenner &
                         Smith
                                  Incorporated


                         By________________________________
                              Authorized Signatory

                                                        Exhibit A

                      CV THERAPEUTICS, INC.

     FORM OF SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

     The undersigned beneficial holder of 4 3/4% Convertible Subordinated Notes due 2007 (the "Notes") of CV Therapeutics, Inc. (the "Issuer"), or common stock, par value $.001 per share (the "Shares" and together with the Notes, the "Transfer Restricted Securities") of the Issuer understands that the Issuer has filed, or intends to file, with the Securities and Exchange Commission (the "Commission") a registration statement (the "Shelf Registration Statement"), for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Transfer Restricted Securities in accordance with the terms of the Registration Rights Agreement, dated March 7, 2000 (the "Registration Rights Agreement") between the Issuer and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., FleetBoston Robertson Stephens Inc. and SG Cowen Securities Corporation. A copy of the Registration Rights Agreement is available from the Issuer upon request at the address set forth below. All capitalized terms not otherwise defined herein have the meaning ascribed thereto in the Registration Rights Agreement.

     Each beneficial owner of Transfer Restricted Securities is entitled to the benefits of the Registration Rights Agreement.
In order to sell or otherwise dispose of any Transfer Restricted Securities pursuant to the Shelf Registration Statement, a beneficial owner of Transfer Restricted Securities generally will be required to be named as a selling securityholder in the related Prospectus, deliver a Prospectus to purchasers of Transfer Restricted Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions). Beneficial owners that do not complete this Notice and Questionnaire within 20 Business Days of receipt hereof and deliver it to the Issuer as provided below will not be named as selling securityholders in the prospectus and therefore will not be permitted to sell any Transfer Restricted Securities pursuant to the Shelf Registration Statement.

     Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and the related Prospectus. Accordingly, holders and beneficial owners of Transfer Restricted Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and the related Prospectus.

              REGISTRATION STATEMENT QUESTIONNAIRE

     The undersigned beneficial owner (the "Selling Securityholder") of Transfer Restricted Securities hereby elects to include in the Shelf Registration Statement for the registration and resale of the Transfer Restricted Securities the Transfer Restricted Securities beneficially owned by it and listed below in Item (3) (unless otherwise specified under Item
3). The undersigned agrees to be bound with respect to such Transfer Restricted Securities by the terms and conditions of this Questionnaire.

     Upon any sale of Transfer Restricted Securities pursuant to the Shelf Registration Statement under the Securities Act, the Selling Securityholder will be required to deliver to the Issuer the notice of transfer set forth in Appendix I attached hereto (completed and signed) and hereby undertakes to do so.

     The Selling Securityholder hereby provides the following information to the Issuer and represents and warrants that such information is accurate and complete:

     (1) (a)   Full Legal Name of Selling Securityholder:





         (b) Full Legal Name of Registered Holder (if not the same as in (a) above) through which Transfer
               Restricted Shares listed in (3) below are held:





         (c) Full legal Name of DTC participant (if applicable and if not the same as in (b) above) through which Transfer Restricted Shares are held:



     (2)       Address and Telephone Numbers for Selling
               Securityholder:





               Telephone:

               Fax:

               Contact Person:

     (3) Beneficial Ownership of type and amount of Transfer Restricted Securities:

          Fill in the type and amount of Transfer Restricted
          Securities owned of record and beneficially (see definition) by the Selling Securityholder:

          Type of Security           Of Record    Beneficially


     (4) Other securities of the Issuer owned by the Selling
Securityholder:

          Except as set forth below and under Item (3) above, the undersigned Selling Securityholder is not the beneficial or registered owner of any shares of Common
          Stock or any other securities of the Issuer.

          State any exceptions here:



     (5) Relationships with the Issuer:

          Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers (see definition), directors or principal shareholders (5% or more) has held any position or office or has had any other material (see definition) relationship with the Issuer (or its predecessors or affiliate) during the past three years.

          State any exceptions here:



     (6)  Plan of Distribution:

          Except as set forth below, the undersigned Selling Securityholder intends to distribute the Transfer Restricted Securities above in Item (3) pursuant to the Shelf Registration Statement only as follows: All or a portion of such Transfer Restricted Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through underwriters, broker-dealers or agents. If the Transfer Restricted Securities are sold through underwriters or broker-dealers, the Selling Securityholder will be responsible for discounts and commissions. Such Transfer Restricted Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions)
          (i) on any national securities exchange or quotation service on which the Transfer Restricted Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options.

          The Selling Securityholder may also enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Transfer Restricted Securities and deliver Transfer Restricted Securities to close out such short positions, or loan or pledge Transfer Restricted Securities to broker-dealers that in turn may sell such securities.

          State any exceptions here:



     (7)  NASD Matters:

1. Do you know of any information pertaining to underwriting compensation and arrangements (see definition) or any dealings between any Underwriter or Related Person (see definition), NASD Member (see definition) or Person Associated with a Member of the NASD (see definition) on the one hand, and the Issuer or any parent, subsidiary or Controlling (see definition) shareholder thereof on the other hand?

     Answer:  [   ] Yes    [   ] No      If "yes," please
     describe

2. (a)  Are you (i) an NASD Member (see definition), (ii) a
  Controlling (see definition) shareholder of an NASD Member,
  (iii) a Person Associated with a Member of the NASD (see definition), or (iv) an Underwriter or a Related Person (see definition) with respect to the proposed offering; or (b) do you own any shares or other securities of any NASD Member not purchased in the open market; or (c) have you made any outstanding subordinated loans to any NASD Member?

     Answer:  [   ] Yes    [   ] No      If "yes," please
     describe





   __________________________________________________________


     3. Have you been an underwriter, or a Controlling (see definition) person or member of any investment banking or brokerage firm which has been or might be an underwriter, for securities of the Issuer?

     Answer:  [   ] Yes    [   ] No      If "yes," please
     describe




   __________________________________________________________


  4. If the answer to either Question 2 or 3 above is "yes," set forth below information as to all purchases and acquisitions (including contracts for purchase or acquisition) of securities of the Issuer by you during the last 18 months, as well as to all proposed purchases and acquisitions which are to be consummated in whole or in part within the next 12 months.

Seller or      Amount and                           Description
Prospective    Nature of       Price or Other       of
Seller         Securities      Consideration Date   Relationship

     5.

       Set forth below information as to all sales and dispositions (including contracts to sell or to dispose) of securities of the Issuer during the last 18 months by you to any NASD Member (see definition) or any Person Associated with a Member of the NASD (see definition) or any Underwriter or Related Person (see definition) as well as to all proposed sales and dispositions by you to such persons which are to be consummated by you in whole or in part within the next 12 months. Also set forth below a description of the relationship, affiliation or association of you and, if known, the other party or parties to the above transactions with an underwriter or other person or entity "in the stream of distribution" with respect to the offering.

Buyer or       Amount and                           Description
Prospective    Nature of       Price or Other       of
Buyer          Securities      Consideration Date   Relationship






       6. If you have had during the last 18 months, or are to have within the next 12 months, any transactions of the character referred to in Question 4 or 5 of this Section, describe briefly below the relationship, affiliation or association of both you and, if known, the other party or parties to any such transaction with an underwriter or other person or entity "in the stream of distribution" with respect to the proposed transaction. In any case, where the purchaser (whether you or any such party) is known by you to be a member of a "private investment group," such as a hedge fund or other group of purchasers, furnish, if known, the names of all persons comprising the Group (see definition) and their association with or relationship to any broker-dealer.

     Description:

     The Selling Securityholder acknowledges that it understands it obligation to comply with the provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules thereunder, relating to stock manipulation, particularly Regulation M thereunder (or any successor rules), in connection with the offering of its Transfer Restricted Securities covered by the Shelf Registration Statement. The Selling Securityholder agrees that neither it nor any person acting on its behalf, will sell or purchase any securities of the Issuer in violation of such provisions, so long as the Transfer Restricted Securities beneficially owned by it are being offered pursuant to the Registration Statement.

     In the event that the Selling Security holder transfers all or any portion of the Transfer Restricted Securities listed in Item (3) above after the date on which such information is provided to the Issuer, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of the transferee(s) rights and obligations under the Registration Rights Agreement and this questionnaire.

     By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Issuer in connection with the preparation of the Shelf Registration Statement and related Prospectus and any amendments or supplements thereto.

     The undersigned Selling Securityholder agrees to promptly notify the Issuer of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement is in effect. All notices hereunder shall be made in writing and shall be deemed given (i) when made, if made by hand delivery,
(ii) upon confirmation, if made by facsimile or (iii) one business day after being deposited with a reputable next-day courier, postage prepaid, as follows:

      (i)   To the Issuer

         CV THERAPEUTICS
         2172 Porter Drive
         Palo Alto, CA 94304
         Attn:  Daniel K. Spiegelman
         Fax:  (650) 858-0388

      (ii)  With a copy to:

         COOLEY GODWARD LLP
         Five Palo Alto Square
         3000 El Camino Real
         Palo Alto, CA  94306
         Attention:  Andrea Vachss, Esq.
         Fax:  (650) 849-7400

     Once this questionnaire is executed by the Selling Security holder and received by the Issuer, this questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Issuer and the Selling Securityholder (with respect to the Transfer Restricted Securities beneficially owned by such Selling Securityholder and listed in Item (3) above).

     In Witness Whereof, the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.



Dated:
                        Selling Securityholder
                                   (Print/type full legal name of
                              registered
                                   owner of Transfer Restricted
                              Securities)


                     By:
                          Name:
                          Title:


PLEASE RETURN THE COMPLETED AND EXECUTED QUESTIONNAIRE TO THE
COMPANY'S COUNSEL AT:


                    COOLEY GODWARD LLP
                    Five Palo Alto Square
                    3000 El Camino Real
                    Palo Alto, CA  94306
                    Attention:  Andrea Vachss, Esq.
                    Fax:  (650) 849-7400

                            Exhibit A

                           DEFINITIONS

   For purposes of the representations made in this Questionnaire, the following definitions shall be applicable:

   Arrangement. The term "arrangement" means any plan, contract, agreement, authorization or arrangement, whether or not set forth in writing.

   Beneficial Ownership. The term "beneficially owned" as applied to an interest in securities means (a) any direct or indirect interest in the securities which entitles you to any of the rights or benefits of ownership, even though you are not the holder or owner of record or (b) securities owned by you or to which you have a right to acquire, directly or indirectly, including those held for your own benefit (regardless of how registered) or securities held by others for your own benefit (regardless of how registered), such as custodians, brokers, nominees, pledgees, etc. and including securities held by an estate or trust in which you have an interest as legatee or beneficiary, securities owned by a partnership of which you are a partner, securities held by a personal holding company of which you are a shareholder, etc., and securities held in the name of your spouse, minor children and any relative (sharing the same home). "Beneficial ownership" includes having or sharing, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise:

   (1) voting power which includes the power to vote, or to direct the voting of, such security; and/or

   (2) investment power which includes the power to dispose, or to direct the disposition, of such security. Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of Section 13(d) of the Exchange Act, is deemed for purposes of such section to be the beneficial owner of such security.

   The Securities and Exchange Commission (the "SEC") has expressed the view that a person may be regarded as the beneficial owner of securities which are held in the name of such person's spouse, minor children or other relatives (including relatives of the person's spouse) who share the person's home if the relationship which exists results in such person obtaining benefits substantially equivalent of ownership of the securities.

   The SEC has expressed the view that a person may be deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days, including, but not limited to, any right to acquire:
(1) through the exercise of any option, warrant or right;
(2) through the conversion of a security; (3) pursuant to the right to revoke a trust, discretionary account or similar arrangements; or (4) pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

   If you have any reason to believe that any interest in securities of the Issuer, however remote, which you or the above-described relatives may have is a beneficial interest, please describe such interest.

   Control. The term "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, direct or indirect, of the power, either individually or with others, to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.
(Rule 405 under the Securities Act of 1933, as amended)

   Group. The term "group" includes a partnership, syndicate or other group, whether formally organized or not, which has as a purpose the acquiring, holding or disposing of securities of the Issuer.

   Material. The term "material," when used in this Information Statement to qualify a requirement for the furnishing of information as to any subject, limits the information required to those matters as to which there is a substantial likelihood that a reasonable investor would attach importance in determining whether to purchase securities of the Issuer. The materiality of any relationship is to be determined on the basis of the significance of the information to investors in light of all of the circumstances of the particular case. The importance of the relationship, the relationship of the parties to the transaction with each other and the amount involved in the transaction are among the factors to be considered in determining the significance of the information to investors. If you have any question as to whether or not a matter is "material," please describe the matter, and, if such is the case, state your belief that the matter is not "material."

   NASD Member. The term "NASD member" means either any broker or dealer admitted to membership in the National Association of Securities Dealers, Inc. ("NASD"). (NASD Manual, By-laws
Article I, Definitions)

   Officers. The term "officers" means that of the president, secretary, treasurer, any vice president in charge of a principal business function (such as sales, administration or finance) and any other person who performs similar policy-making functions for the Issuer.

   Person Associated with a member of the NASD. The term "person associated with a member of the NASD" means every sole proprietor, partner, officer, director, branch manager or executive representative of any NASD Member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a NASD Member, whether or not such person is registered or exempt from registration with the NASD pursuant to its bylaws. (NASD Manual, By-laws Article I, Definitions)

   Underwriter or a Related Person. The term "underwriter or a related person" means, with respect to a proposed offering, underwriters, underwriters' counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons. (NASD Interpretation)

                         Appendix I

    BROKER'S NOTICE OF TRANSFER OF SECURITIES PURSUANT TO
                   REGISTRATION STATEMENT

Cooley Godward LLP
Five Palo Alto Square
3000 El Camino Real
Palo Alto, CA  94306
Attention:  Andrea Vachss, Esq.
Fax:  (650) 849-7400

Re:   CV Therapeutics, Inc. (the "Company")

Ladies and Gentlemen:

Please be advised that               has transferred, on
(date), pursuant to the Registration Statement on Form S-3
(SEC File No.        ) filed by the Company (complete all
blanks that apply):

     $________ principal amount of 4 3/4% Convertible
Subordinated Notes Due 2007.

     _________ shares of Common Stock.

We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied with respect to the transfer described above and that the above-named beneficial owner of the Shares is named as a selling Security holder in the Prospectus dated ____________________ or in amendments or supplements thereto, and that the securities transferred are [a portion of] the securities listed in such owner's name.

Dated: _______________________

                  Very truly yours,



                  Name:
                  Title: